FEDERATED MUNICIPAL OPPORTUNITIES
FUND, INC.
Class A Shares
Class B Shares
Class C Shares
Class F Shares
--------------------------------------------------------------------------------
Supplement to the Statement of Additional Information dated October 31, 2001




Please delete the following paragraph under the " Investment Limitations" section of the Statement of Additional Information on page 4:

"Diversification

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer."





                                                      November 19, 2001









Cusip  313910200
Cusip  313910309
Cusip  313910408
Cusip  313910101
26896 (11/01)